Exhibit 99.1

B 5 (Official Form  5) (12/07)                                                                  FORM 5. INVOLUNTARY PETITION
UNITED STATES BANKRUPTCY COURT	INVOLUNTARY PETITION
IN RE (Name of Debtor – If Individual: Last, First, Middle) Medizone International, Inc.	ALL OTHER NAMES used by debtor in the last 8 years (Include married, maiden, and trade names.)
Last four digits of Social-Security or other Individual's Tax-I.D. No./Complete EIN (If more than one, state all.): 87-0412648
STREET ADDRESS OF DEBTOR (No. and street, city, state, and zip code) 350 E. Michigan Ave., Ste. 500 Kalamazoo, MI 49007 COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS Kalamazoo	MAILING ADDRESS OF DEBTOR (If different from street address) Medizone International, Inc. c/o The Corporation Trust Co. of Nevada 701 S. Carson St., Ste. 200 Carson City, NV 89701
LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)
CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED  Chapter 7 ■ Chapter 11
INFORMATION REGARDING DEBTOR (Check applicable boxes)
Nature of Debts (Check one box.) Petitioners believe: □ Debts are primarily consumer debts ■ Debts are primarily business debts
Type of Debtor
(Form of Organization)
□   Individual (Includes Joint Debtor)
■   Corporation (Includes LLC and LLP)
□   Partnership
□   Other (If debtor is not one of the above entities,
          check this box and state type of entity below.)
_________________________________________
Nature of Business (Check one box.) □ Health Care Business □ Single Asset Real Estate as defined in 11 U.S.C. § 101(51)(B) □ Railroad □ Stockbroker □ Commodity Broker □ Clearing Bank ■ Other
                                                VENUE

■  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

□  A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

                                           FILING FEE (Check one box)

■   Full Filing Fee attached

□   Petitioner is a child support creditor or its representative, and the form specified in § 304(g) of the Bankruptcy Reform Act of 1994 is attached.  [If a child support creditor or its representative is a petitioner, and if the petitioner files the form specified in § 304(g) of the Bankruptcy Reform Act of 1994, no fee is required.]

PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
Name of Debtor	Case Number	Date
Relationship	District	Judge
                                                      ALLEGATIONS                                                                  (Check applicable boxes)

1.          ■  Petitioner (s) are eligible to file this petition pursuant to 11 U.S.C. § 303 (b).
2.          ■  The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.
3.a.       ■  The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute as to liability or amount;
                                                                            or
   b.  □  Within 120 days preceding the filing of this petition, a custodian, other than a  trustee receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.

COURT USE ONLY

B 5 (Official Form  5) (12/07) –  Page 2
Name of Debtor Medizone International, Inc.
Case No.____________________________
TRANSFER OF CLAIM
  Check this box if there has been a transfer of any claim against the debtor by or to any petitioner.  Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF
Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.  If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x  /s/ Edwin G. Marshall
Signature of Petitioner or Representative (State title)

Edwin G. Marshall                                            April 15, 2018
Name of Petitioner                                                   Date Signed

Name & Mailing                       Edwin G. Marshall
Address of Individual             c/o Meyers Law Group, P.C.
Signing in Representative      44 Montgomery St., Ste. 1010
Capacity                                    San Francisco, CA 94104

x /s/ Merle C. Meyers                                                    4-16-18
Signature of Attorney                                                      Date

 Merle C. Meyers, Esq.
Name of Attorney Firm (If any)

Meyers Law Group, P.C.
44 Montgomery St., Ste. 1010
San Francisco, CA 94104
Address

Telephone No. (415) 362-7500

x  /s/ Jill C. Marshall M.D
Signature of Petitioner or Representative (State title)

  Dr. Jill C. Marshall                                            April 15, 2018
Name of Petitioner                                                   Date Signed

Name & Mailing                       Dr. Jill C. Marshall
Address of Individual             c/o Meyers Law Group, P.C.
Signing in Representative      44 Montgomery St., Ste. 1010
Capacity                                    San Francisco, CA 94104

x /s/ Merle C. Meyers                                                    4-16-18
Signature of Attorney                                                      Date

 Merle C. Meyers, Esq.
Name of Attorney Firm (If any)

Meyers Law Group, P.C.
44 Montgomery St., Ste. 1010
San Francisco, CA 94104
Address

Telephone No. (415) 362-7500

x [illegible]              VP
Signature of Petitioner or Representative (State title)

 Ushio America, Inc.                                                4/12/2018
Name of Petitioner                                                   Date Signed

Name & Mailing                       Ushio America, Inc.
Address of Individual             5440 Cerritos Ave.
Signing in Representative      Cypress, CA 90630
Capacity

x______________________________________________________ Signature of Attorney Date Name of Attorney Firm (If any) _______________________________________________________ Address Telephone No.
PETITIONING Name and Address of Petitioner Edwin G. Marshall c/o Meyers Law Group, P.C. Attn: Merle C. Meyers, Esq. 44 Montgomery St., Ste. 1010 San Francisco, CA 94104	CREDITORS Nature of Claim Promissory Note	Amount of Claim 1,118,448.00
Name and Address of Petitioner Dr. Jill C. Marshall c/o Meyers Law Group, P.C. Attn: Merle C. Meyers, Esq. 44 Montgomery St., Ste. 1010 San Francisco, CA 94104	Nature of Claim Promissory Note	Amount of Claim 466,812.00
Name and Address of Petitioner Ushio America, Inc. 5440 Cerritos Ave. Cypress, CA 90630	Nature of Claim Trade Debt	Amount of Claim 6,750.00
Note:  If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney  and petitioning creditor information in the format above.
Total Amount of Petitioners' Claims 1,620,915.42

1 continuation sheets attached

B 5 (Official Form  5) (12/07) –  Page 2
Name of Debtor Medizone International, Inc.
Case No.____________________________
TRANSFER OF CLAIM
  Check this box if there has been a transfer of any claim against the debtor by or to any petitioner.  Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF
Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition.  If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x  /s/ Taras Worona    (CEO)
Signature of Petitioner or Representative (State title)

Engineering CPR, Inc.                                            2018.04.14
Name of Petitioner                                                   Date Signed

Name & Mailing                       Taras Worona, CEO
Address of Individual             6891 Edwards Blvd.
Signing in Representative       Mississauga, Ontario
Capacity                                     CANADA
                                                     L5T 2T9

x____________________________________________________ Signature of Attorney Date Name of Attorney Firm (If any) _____________________________________________________ Address Telephone No.

x_____________________________________________
Signature of Petitioner or Representative (State title)

Name of Petitioner                                                   Date Signed

Name & Mailing
Address of Individual                                 ______________________
Signing in Representative
Capacity                                                     ______________________

x_____________________________________________________ Signature of Attorney Date Name of Attorney Firm (If any) ______________________________________________________ Address Telephone No.

x_____________________________________________
Signature of Petitioner or Representative (State title)

Name of Petitioner                                                   Date Signed

Name & Mailing
Address of Individual                                 ______________________
Signing in Representative
Capacity                                                     ______________________

x____________________________________________________ Signature of Attorney Date Name of Attorney Firm (If any) _____________________________________________________ Address Telephone No.
PETITIONING Name and Address of Petitioner Engineering CPR, Inc. Attn: Taras Worona 6891 Edwards Blvd. Mississauga, Ontario CANADA L5T 2T9	CREDITORS Nature of Claim Trade Debt	Amount of Claim 28,905.42
Name and Address of Petitioner	Nature of Claim	Amount of Claim
Name and Address of Petitioner	Nature of Claim	Amount of Claim
Note:  If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney and petitioning creditor information in the format above.
Total Amount of Petitioners' Claims 1,620,915.42

1 of 1 continuation sheets attached